KEMPER
MULTI-MARKET INCOME TRUST

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

                    "...Despite its early losses,
                    the fund rebounded and provided an
                    attractive total return."

                                                            [KEMPER FUNDS LOGO]

CONTENTS

2
At a Glance
2
Terms to Know
3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
10
Portfolio of Investments
17
Report of Independent Auditors
18
Financial Statements
20
Notes to Financial Statements
23
Financial Highlights
24
Description of Dividend Reinvestment Plan

AT A GLANCE
---------------------------------------------------------------------
TOTAL RETURNS
---------------------------------------------------------------------

For the year ended November 30, 1996

                               BASED ON    BASED ON
                               NET ASSET    MARKET
                                 VALUE      PRICE
---------------------------------------------------------------------
KEMPER MULTI-MARKET
INCOME TRUST                    11.12%      9.14%
---------------------------------------------------------------------

 NET ASSET VALUE AND
 MARKET PRICE

                               AS OF      AS OF
                              11/30/96   11/30/95
---------------------------------------------------------------------
NET ASSET VALUE               $10.97     $10.90
---------------------------------------------------------------------
MARKET PRICE                  $10.625     $10.75
---------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

---------------------------------------------------------------------
 DIVIDEND REVIEW
---------------------------------------------------------------------
The following table shows per share dividend and yield information for the fund as of November 30, 1996.

---------------------------------------------------------------------
ONE-YEAR INCOME:                        $  1.07
---------------------------------------------------------------------
NOVEMBER DIVIDEND:                      $0.0825
---------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON NET ASSET VALUE)                       9.02%
---------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE: (BASED
ON MARKET PRICE)                          9.32%
---------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of market price/net asset value on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights section appearing at the end of this report.

TERMS TO KNOW
---------------------------------------------------------------------

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time-to-maturity and coupon size. The longer the duration, the greater the interest rate risk.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM


MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR. JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976. HE IS EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED INCOME INVESTMENTS OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]

ROBERT CESSINE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. HE JOINED ZKI IN 1993. CESSINE RECEIVED BOTH HIS B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[JOHNS PHOTO]

GORDON JOHNS JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML), LONDON IN 1988 AND IS MANAGING DIRECTOR OF ZIML AND A PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED ZKI IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWESTERN UNIVERSITY.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

DURING THE FISCAL YEAR, THE PORTFOLIO MANAGEMENT TEAM MADE SIGNIFICANT CHANGES TO THE PORTFOLIO'S DIVERSIFICATION AS WELL AS TO ITS FOREIGN CURRENCY BOND INVESTMENT STRATEGY. BELOW, THE TEAM EXPLAINS HOW THESE ADJUSTMENTS ENABLED THE FUND TO REBOUND FROM LOSSES EARLY IN THE YEAR WHILE REDUCING THE FUND'S LEVEL OF RISK IN SOME CASES.

Q    DURING THE FISCAL YEAR -- DECEMBER 1, 1995, THROUGH NOVEMBER 30, 1996 --
INTEREST RATES FELL DRAMATICALLY, ROSE FOR NEARLY HALF OF THE YEAR, STABILIZED, THEN BEGAN TO DECLINE AGAIN. WHAT WAS BEHIND THIS VOLATILITY?

A    Rates reversed direction as expectations about the pace of economic growth shifted. At the start of the fiscal year, in December 1995, bond investors were optimistic about the market. It was expected that the economy would continue to grow slowly, inflation would remain low, and that the Federal Reserve Board (the
Fed) would lower short-term interest rates. The market was also hopeful that the negotiations underway in Washington, D.C., would soon lead to a balanced budget agreement with a solid plan for reducing the federal budget deficit. All of these events were positive for fixed-income investments because they supported a slow-growth, benign inflation environment.

     Economic growth continued to falter through the end of 1995, and the market rallied as investors speculated that more interest rate reductions would be forthcoming. The Federal Reserve Board moved in December 1995, and in January 1996, to lower interest rates. These cuts fueled higher market prices.

     In February 1996, political and economic events caused investors to re-evaluate whether the economy could continue on its slow growth, low inflation path. Federal budget negotiations stalled, and an impasse developed which effectively eliminated the chances for a balanced budget during the year. Additionally, in his testimony before Congress, Fed Chairman Alan Greenspan intimated that the pace of economic growth was improving. This caused some investors to conclude that another reduction in interest rates was not imminent. These events prompted investors to sell and interest rates rose.

     The most dramatic rise in market rates occurred in early March, when the U.S. Department of Labor announced an unanticipated and significant increase in employment growth. Many bond investors saw this data as evidence that the economy was gaining more momentum than previously anticipated. The news caused a sell-off in the market because more rapid economic growth is associated with higher inflation, which erodes the value of fixed-income investments. Rates continued to rise throughout the spring and then stabilized at higher levels until September, when indicators began to show signs of slowing economic growth. With inflation still under control, these signs of economic weakening convinced the market that the Fed would not need to tighten interest rates in order to keep inflation at bay. As a result of the market's optimism, yields began to fall.

Q    HOW WAS KEMPER MULTI-MARKET INCOME TRUST'S PERFORMANCE IMPACTED BY THE
INTEREST RATE VOLATILITY?

A    We entered 1996 with a relatively long duration of 6.9 years. This duration served the fund well during the first six weeks of the period as rates fell precipitously. Remember, duration is a measurement of a fund's sensitivity to interest rates. The longer the duration, the more sensitive the fund generally is to interest rate changes.

     Mid-way through January, we shortened duration as we did not believe that the decline in interest rates could continue. We positioned the fund for a more stable interest rate environment and by the end of February, duration was at 6.1 years. Unfortunately, the strong employment release in early March caused the market to trade down sharply, and the fund's still longer than average duration hurt returns. By the end of March, we had pulled the fund's duration in to 4.1 years from 6.9 years at the start of January. As rates began to stabilize at their higher levels we extended the fund's duration to a more market neutral position. At the end of the period, duration was at 5.4 years.

PERFORMANCE UPDATE

Q    WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO REDUCE DURATION?

A    We shortened duration primarily by reducing our exposure to the government market.

     We reduced our holdings in Treasuries throughout most of the year. As interest rates fell early in the fiscal year, Treasuries offered price appreciation potential. And about 21 percent of the fund was invested in Treasuries in late 1995, which enabled us to capture significant price gains as interest rates dropped in December. However, as rates rose, Treasuries became less appealing because they no longer provided potential for appreciation. In January, we began selling Treasuries, which reduced the fund's duration. By June 30, Treasuries had been reduced to about 7 percent of the portfolio. The proceeds from the sales of Treasuries and mortgage-backed securities were used, in part, to increase exposure to high yield and foreign currency bonds, which outperformed nearly all other fixed-income asset classes. During the last two months of the year, when rates began to decline, we began to slightly increase Treasury holdings.

Q    HIGH YIELD BOND PERFORMANCE HAS RECEIVED A LOT OF ATTENTION IN THE PRESS
RECENTLY. WHAT HAS BEEN BEHIND THE SECTOR'S NOTABLE PERFORMANCE?

A    The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. That's because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, which enabled many issuers to pay down their debt. In addition, defaults within the high yield market were virtually non-existent during the period.

Q    WHAT ABOUT FOREIGN CURRENCY BONDS?

A    We were bullish on foreign currency bonds for two reasons. First, foreign markets tend to follow a similar economic cycle in the U.S. However, economic cycles abroad have historically tended to lag the U.S. As such, we felt that foreign markets would probably begin to experience the slow economic growth and declining interest rate environment that characterized the U.S. in 1995. As witnessed by U.S. fixed-income returns in 1995, that type of economy tends to be positive for bond investments. The second reason was that in December 1995, the fund began to hedge the foreign currency allocation. By hedging the foreign currencies back to the dollar, we reduced some of the currency risk involved with foreign non-dollar investments. By April, approximately 70 percent of the foreign currency allocation was hedged back to the dollar, which helped to insulate the fund from the appreciation of the dollar that occurred against most major European currencies.

Q    HOW DO YOU MANAGE THE FOREIGN CURRENCY BOND SELECTION PROCESS?

A    During the year we made a significant adjustment in our foreign currency investment strategy. Historically, we've managed the foreign currency allocation by investing in a handful of markets with the potential to outperform. While this approach was generally beneficial, we felt we could get comparable returns through broader diversification, while reducing the risk level of our forecasts. By October 31, 1996, we owned foreign currency bonds from about 20 countries as compared to our previous average of four or five countries. This increased level of diversification has helped us to achieve our objective of reduced volatility with competitive returns.

Q    WHAT CAN YOU TELL US ABOUT THE OTHER SECTORS IN WHICH THE FUND INVESTS?

A    Two other sectors in which the fund invests are emerging markets and high grade corporate bonds. Emerging markets performed particularly well during the period as the fundamental outlook for these markets continued to improve. We maintained exposure between 5 and 8 percent of the portfolio because of the historical volatility of this sector. The fund's high grade corporate sector has been underweighted due to the historically tight spreads that existed.

     During the year, we eliminated the fund's investment in other closed-end funds. We had initially purchased shares of these funds at relatively deep discounts. As time

PORTFOLIO STATISTICS

PERFORMANCE UPDATE


went by, the discounts had diminished. We believed that we could generate better returns for the fund by unbundling our investment in the multi-sector closed-end funds and investing in the actual asset classes individually.

Q    WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

A    Well, the unexpected shift in interest rates during the first part of the year was really our primary disappointment. As mentioned before, the duration of the fund was long as rates backed up and the fund's performance suffered.

     Despite its early losses, the fund rebounded and provided an attractive total return. On a net asset value basis, the fund returned 11.12 percent, outperforming the 9.84 percent average return of its Lipper Analytical Services, Inc. peer group. In market price, the fund gained 9.14 percent. This slower gain in market price reflected a 3 percent discount to net asset value.

Q    WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A    Our outlook for the market is optimistic. We expect that long-term rates will remain within a range of between 6 to 7 percent. For rates to move to the low end of that range, some credible progress would need to be made by the President and Congress in agreeing to reduce the federal budget deficit. Any progress on the budget would of course be very beneficial for the bond market. If rates move higher, it would probably be the result of inflationary concerns, which would upset the market. We believe the current environment is definitely a positive one for the overall bond market and Kemper Multi-Market Income Trust.

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                             ON 11/30/96             ON 11/30/95
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS                        35%                     28%
--------------------------------------------------------------------------------
EMERGING MARKETS (U.S. DOLLAR-DENOMINATED)         7                       5
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                            25                      15
--------------------------------------------------------------------------------
HIGH GRADE CORPORATE BONDS                         1                       7
--------------------------------------------------------------------------------
MORTGAGES                                         12                       9
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK                         0                      10
--------------------------------------------------------------------------------
TREASURY NOTES AND BONDS                          13                      21
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                               7                       5
--------------------------------------------------------------------------------
                                                 100%                    100%

                                             [PIE CHART]            [PIE CHART]
                                             ON 11/30/96            ON 11/30/95

* Portfolio composition is subject to change.

PORTFOLIO STATISTICS

LONG-TERM FIXED INCOME SECURITIES RATINGS

--------------------------------------------------------------------------------
                                         ON 11/30/96                 ON 11/30/95
--------------------------------------------------------------------------------
AAA                                           54%                         49%
--------------------------------------------------------------------------------
AA                                             2                           2
--------------------------------------------------------------------------------
A                                              4                           2
--------------------------------------------------------------------------------
BBB                                           --                           7
--------------------------------------------------------------------------------
BB                                            14                          13
--------------------------------------------------------------------------------
B                                             24                          24
--------------------------------------------------------------------------------
OTHER                                          2                           3
--------------------------------------------------------------------------------
                                             100%                        100%

                                       [PIE CHART]                  [PIE CHART]
                                       ON 11/30/96                  ON 11/30/95

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

-------------------------------------------------------------------------------
                                       ON 11/30/96                  ON 11/30/95
-------------------------------------------------------------------------------
AVERAGE MATURITY                         9.4 YEARS                   11.9 YEARS
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                       AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--39.6%
                                U.S. Treasury Notes
                                   8.875%, 1997                                    $    3,000     $  3,094
                                   8.125%, 1998                                        12,500       12,875
                                   8.875%, 1998                                        10,000       10,598
                                   9.25%, 1998                                          6,000        6,354
                                 U.S. Treasury Bonds
                                   9.125%, 2009                                         6,100        7,179
                                   13.875%, 2011                                        1,500        2,320
                                   10.375%, 2012                                       10,155       13,419
                                   12.00%, 2013                                         3,500        5,141
                                 Government National Mortgage Association
                                   7.50%, 2024-2026                                    12,690       12,879
                                   8.00%, 2027                                          4,000        4,116
                                 Federal National Mortgage Association
                                   7.00%, 2026                                          4,000        3,970
                                   7.50%, 2026                                          5,000        5,048
                                 -------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost: $85,989)                                                    86,993
                                 -------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--32.1%
------------------------------------------------------------------------------------------------------------
(Principal amount in local    (a)Republic of Argentina
  currency,                        (PRINCIPAL AMOUNT IN U.S. DOLLARS)
unless otherwise indicated)        6.3125%, 2005                                          2,274        1,956
                                   5.25%, 2023                                            3,050        1,953
                                   6.5625%, 2023                                          1,630        1,238
                                 Commonwealth of Australia
                                   9.75%, 2002                                              550          503
                                   10.00%, 2006                                             715          693
                                 Republic of Austria,
                                   5.875%, 2000                                          10,200          991
                                 Kingdom of Belgium,
                                   9.00%, 2003                                           83,107        3,158
                                 Federal Republic of Brazil
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                              (a)  6.50%, 2006                                            2,350        2,036
                              (a)  6.50%, 2024                                            3,300        2,513
                                 Government of Canada,
                                   7.50%, 2003                                            4,925        4,034
                                 Kingdom of Denmark,
                                   8.00%, 2001                                           10,326        1,940
                                 Republic of Finland,
                                   10.00%, 2001                                           1,000          262
                                 French Treasury
                                   8.50%, 2000                                           15,000        3,257
                                   8.50%, 2002                                           10,158        2,291
                                   6.75%, 2003                                            1,900          398
                                   8.50%, 2008                                            7,500        1,766
                                 German Bundesrepublic,
                                   8.25%, 2001                                           15,361       11,507
                                 Government of Ireland,
                                   9.25%, 2003                                              226          446
                                 Italian Treasury,
                                   10.50%, 2000                                      10,675,000        7,881
                                 United Mexican States
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   11.375%, 2016                                            770          795
                              (a)  6.3975%, 2019                                          1,825        1,544

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
                                 Banco Nacional De Comercio Exterior,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   7.25%, 2004                                       $      675     $    593
                                 Government of the Netherlands,
                                   7.00%, 2003                                            5,940        3,793
                                 Commonwealth of New Zealand,
                                   10.00%, 2002                                             242          199
                                 Kingdom of Norway,
                                   9.50%, 2002                                            1,650          306
                                 (a)Republic of Poland,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   3.75%, 2014                                            1,100          950
                                 Republic of Portugal,
                                   8.75%, 2001                                           41,980          294
                                 Russia Ministry, 9.25%, 2001
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)                     1,085        1,082
                                 Kingdom of Spain,
                                   11.30%, 2002                                         312,700        2,922
                                 Kingdom of Sweden
                                   13.00%, 2001                                           2,400          455
                                   10.25%, 2003                                           8,600        1,531
                                 United Kingdom,
                                   8.50%, 2005                                            3,652        6,580
                                 (a)Republic of Venezuela,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   6.625%, 2007                                             750          646
                                 ---------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost: $66,861)                                                      70,513
                                 ---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--36.1%
-----------------------------------------------------------------------------------------------------------
AEROSPACE--1.4%                  Airplanes Pass Through Trust, 10.875%, 2019                220          243
                                 Fairchild Corporation, 12.00%, 2001                        725          727
                                 Howmet Inc., 10.00%, 2003                                  440          482
                                 K & F Industries, Inc.
                                   11.875%, 2003                                            515          554
                                   10.375%, 2004                                            240          252
                                 RHI Holdings, 11.875%, 1999                                 70           70
                                 UNC, Inc., 11.00%, 2006                                    760          809
                                 ---------------------------------------------------------------------------
                                                                                                       3,137
------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS       Adelphia Communications Corporation, 12.50%, 2002          120          121
AND PUBLISHING--6.0%
                                 Affinity Group, Inc., 11.50%, 2003                         315          330
                                 American Radio System, 9.00%, 2006                         670          657
                              (b)Bell Cablemedia PLC
                                   11.95%, 2004                                             590          504
                                   11.875%, 2005                                             30           24
                                 Big Flower Press, Inc., 10.75%, 2003                       346          363
                                 CAI Wireless Systems, 12.25%, 2002                         300          246
                                 Cablevision Systems Corporation
                                   9.25%, 2005                                              500          487
                                   9.875%, 2013                                             210          205
                                   10.50%, 2016                                             280          284
                                   9.875%, 2023                                              90           86
                                 Century Communications Corporation, 11.875%, 2003          220          235
                              (b)Charter Communications, 14.00%, 2007                       440          247
                              (b)Comcast UK Cable Partners Limited, 11.20%, 2007          1,080          745
                                 Comcast Corporation, 9.125%, 2006                          190          193
                              (b)CS Wireless, 11.375%, 2006                                 620          242

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
                              (b)Echostar Communications, 12.875%, 2004              $      590     $    488
                                 Frontiervision, 11.00%, 2006                               290          288
                                 Granite Broadcasting Corp., 10.375%, 2005                  590          601
                                 Intermedia Capital Partners, 11.25%, 2006                  380          386
                              (b)International Cabletel Incorporated
                                   12.75%, 2005                                             810          575
                                   11.50%, 2006                                             140           90
                                 K-III Communications, 8.50%, 2006                          400          386
                                 Multicanal Participacoes, 12.625%, 2004                    260          280
                                 Neodata Services, 12.00%, 2003                             430          447
                                 Netsat Servicos, 12.75%, 2004                              200          210
                              (b)People's Choice TV Unit, 13.125%, 2004                      50           21
                                 Rogers Communications, 10.875%, 2004                     1,000        1,054
                                 Sinclair Broadcasting Group, Inc., 10.00%, 2003            480          487
                                 Sullivan Broadcasting, 10.25%, 2005                        310          313
                                 TeleWest Communications PLC
                                   9.625%, 2006                                             395          405
                              (b)  11.00%, 2007                                             935          631
                              (b)UIH Australia Pacific, Inc., 14.00%, 2006                1,540          816
                                 Univision TV, 11.75%, 2001                                 210          221
                              (b)Videotron Holdings PLC
                                   11.125%, 2004                                            255          217
                                   11.00%, 2005                                             250          196
                                 Young Broadcasting Inc., 11.75%, 2004                       50           54
                                 ---------------------------------------------------------------------------
                                                                                                      13,135
------------------------------------------------------------------------------------------------------------
CHEMICALS AND                    Agriculture, Mining and Chemicals, Inc., 10.75%,
AGRICULTURE--1.8%                  2003                                                     200          214
                                 Allied Waste, 10.25%, 2006                                 180          184
                                 Arcadian Partners, L.P., 10.75%, 2005                      405          448
                                 Atlantis Group, Inc., 11.00%, 2003                         350          359
                                 Hines Horticulture, 11.75%, 2005                           680          716
                                 NL Industries, 11.75%, 2003                                200          206
                                 Pioneer Americas Acquisition Corporation, 13.375%,
                                   2005                                                     290          326
                                 Polymer Group Inc., 12.25%, 2002                           207          225
                                 Rexene Corporation, 11.75%, 2004                           555          627
                                 Terra Industries Inc., 10.50%, 2005                        190          206
                                 UCC Investors Holdings, Inc., 10.50%, 2002                 410          441
                                 ---------------------------------------------------------------------------
                                                                                                       3,952
------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.3%          (b)Brooks Fiber, 11.875%, 2006                                500          317
                              (b)Call-Net Enterprise, Inc., 13.25%, 2004                    290          234
                              (b)Cellular, Inc., 11.75%, 2003                               150          135
                                 CommNet Cellular, 11.25%, 2005                             100          106
                              (b)ICG Holdings, 13.50%, 2005                                 520          363
                                 Impsat Corp., 12.125%, 2003                                270          284
                                 Intermedia Communications of Florida Inc.,
                                   13.50%, 2005, with warrants expiring 2000                440          521
                              (b)Millicom International Cellular S.A., 13.50%,
                                   2006                                                     570          351
                                 Nextlink Communications, 12.50%, 2006                      120          127
                                 Paging Network, Inc.
                                   11.75%, 2002                                             490          528
                                   10.125%, 2007                                            455          458
                              (b)PanAmSat, L.P., 11.375%, 2003                              450          413
                                 Rogers Cantel
                                   11.125%, 2002                                            885          934
                                   9.375%, 2008                                             160          168
                                   9.75%, 2016                                              160          167

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
                              (b)Shared Technology, 12.25%, 2006                     $      230     $    187
                                 USA Mobile Communications, Inc. II, 14.00%, 2004           520          585
                                 Vanguard Cellular Systems, 9.375%, 2006                    790          792
                                 Western Wireless, 10.50%, 2006                             480          496
                                 ---------------------------------------------------------------------------
                                                                                                       7,166
------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.0%     American Standard Inc.
                                   11.375%, 2004                                             60           65
                                   10.50%, 2005                                             540          504
                              (b)Building Materials Corporation of America,
                                   11.75%, 2004                                             770          662
                                 Nortek, Inc., 9.875%, 2004                                 500          503
                                 Triangle Pacific Corporation, 10.50%, 2003                 495          530
                                 ---------------------------------------------------------------------------
                                                                                                       2,264
------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                AMF Group
AND SERVICES--3.0%                 10.875%, 2006                                            860          904
                              (b)  12.25%, 2006                                             160          102
                                 Avondale Mills, 10.25%, 2006                               420          434
                                 Cinemark USA, Inc., 9.625%, 2008                           320          324
                                 Dimon, Inc., 8.875%, 2006                                  750          787
                              (b)Dr. Pepper Bottling Holdings, Inc., 11.625%,
                                   2003                                                     370          340
                                 Herff Jones, Inc., 11.00%, 2005                            170          183
                                 Pillowtex Corporation, 10.00%, 2006                        170          174
                                 Premier Parks Inc., 12.00%, 2003                           500          545
                              (b)Six Flags Theme Park, 12.25%, 2005                         850          784
                                 Van De Kamps, Inc., 12.00%, 2005                           400          437
                                 West Point Stevens Inc., 9.375%, 2005                    1,505        1,546
                                 ---------------------------------------------------------------------------
                                                                                                       6,560
------------------------------------------------------------------------------------------------------------
DRUGS AND                        Dade International Inc., 11.125%, 2006                     400          431
HEALTH CARE--1.5%
                                 Genesis Health Venture, 9.25%, 2006                        230          235
                                 Magellan Health Services, 11.25%, 2004                     290          322
                                 Ornda Healthcorporation
                                   12.25%, 2002                                             285          305
                                   11.375%, 2004                                            230          263
                                 Tenet Healthcare
                                   8.625%, 2003                                           1,000        1,068
                                   10.125%, 2005                                            390          430
                                 Unison Healthcare, 12.25%, 2006                            180          182
                                 ---------------------------------------------------------------------------
                                                                                                       3,236
------------------------------------------------------------------------------------------------------------
ENERGY AND                       Benton Oil & Gas Co., 11.625%, 2003                        225          248
RELATED SERVICES--2.7%
                                 Chesapeake Energy Corporation, 10.50%, 2002                120          131
                                 Clark USA Inc., 10.875%, 2005                              230          238
                                 Coda Energy, 10.50%, 2006                                  290          307
                                 Empire Gas Corporation, 7.00%,
                                   with warrants, 2004                                      200          171
                                 Ferrellgas Partners, L.P., 9.375%, 2006                    300          302
                                 Flores & Rucks, 13.50%, 2004                               180          213
                                 Forcenergy, 9.50%, 2006                                    170          178
                                 Gulf Canada Resources Limited
                                   9.25%, 2004                                              200          212
                                   9.625%, 2005                                             210          229
                                   8.35%, 2006                                            1,000        1,066
                                 Oryx Energy Co., 8.375%, 2004                            1,000        1,052
                                 Parker Drilling, 9.75%, 2006                               170          176
                                 Sante Fe Energy Resources, Inc., 11.00%, 2004              100          110

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
                                 United Meridian Corp., 10.375%, 2005                $      770     $    841
                                 Vintage Petroleum, 9.00%, 2005                             410          422
                                 ---------------------------------------------------------------------------
                                                                                                       5,896
------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,              Aames Financial, 9.125%, 2003                               20           21
HOME BUILDERS
AND REAL ESTATE--1.3%
                                 Chelsea GCA Realty, 7.75%, 2001                            660          678
                                 Forecast Group, 11.375%, 2000                               80           70
                                 Hovnanian Kent, 11.25%, 2002                               226          227
                                 Intertek Finance, 10.25%, 2006                             200          206
                                 J.M. Peters Company, 12.75%, 2002                          150          143
                                 Kaufman & Broad Home Corp., 9.625%, 2006                   280          280
                                 Ryland Group, 10.50%, 2006                                 765          792
                                 Toll Brothers Inc., 8.75%, 2006                            320          320
                                 ---------------------------------------------------------------------------
                                                                                                       2,737
------------------------------------------------------------------------------------------------------------
LODGING AND GAMING--2.8%         Bally's Park Place Funding, Inc., 9.25%, 2004            1,685        1,857
                                 Eldorado Resorts, 10.50%, 2006                             500          527
                                 Empress River Casino, 10.75%, 2002                         400          430
                                 Harvey's Casino Resorts, 10.625%, 2006                     530          567
                                 MGM Grand Hotel Finance Corporation, 12.00%, 2002        1,000        1,076
                                 Players International, 10.875%, 2005                       470          465
                                 Station Casinos Inc., 10.125%, 2006                        620          611
                                 Trump Atlantic City, 11.25%, 2006                          700          672
                                 ---------------------------------------------------------------------------
                                                                                                       6,205
------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS            Aftermarket Technology, 12.00%, 2004                       320          355
AND MINING--4.8%
                                 Alvey Systems, 11.375%, 2003                               475          495
                                 Collins & Aikman Corporation, 11.50%, 2006                 590          631
                                 Crain Industries, Inc., 13.50%, 2005                       220          247
                                 Day International Group, Inc., 11.125%, 2005               860          912
                                 Delco Remy International, 10.625%, 2006                    400          418
                                 Essex Group Incorporated, 10.00%, 2003                     305          316
                                 Euramax International PLC, 11.25%, 2006                    350          359
                                 Fairfield Manufacturing Company, 11.375%, 2001             180          187
                              (b)Foamex - JPS Automotive L.P., 14.00%,
                                   with warrants, 2004                                      330          267
                                 Foamex L.P.
                                   9.50%, 2000                                            1,160        1,177
                                   11.25%, 2002                                             200          210
                                 Great Dane Holding Company, 12.75%, 2001                   200          200
                                 GS Technologies
                                   12.00%, 2004                                             160          166
                                   12.25%, 2005                                             260          272
                                 Hayes Wheels Intl., 11.00%, 2006                           165          177
                                 IMO Industries, 11.75%, 2006                               465          439
                                 Jordan Industries, 10.375%, 2003                           400          387
                                 JPS Automotive Products Corporation, 11.125%, 2001         150          156
                                 Knoll Inc., 10.875%, 2006                                  730          796
                                 Motors and Gears, 10.75%, 2006                             350          358
                                 Newflo Corporation, 13.25%, 2002                           300          332
                                 Penda Industries Inc., 10.75%, 2004                        135          125
                                 Spinnaker Industries, 10.75%, 2006                         160          164
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                             165          171
                                   10.75%, 2003                                             600          620
                                 WCI Steel, 10.00%, 2004                                    500          505
                                 Weirton Steel Corp., 11.375%, 2004                         210          207
                                 ---------------------------------------------------------------------------
                                                                                                      10,649

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS           Berry Plastics Corporation, 12.25%, 2004            $      150     $    165
AND CONTAINERS--3.0%
                                 BPC Holding Corp., 12.50%, 2006                            230          244
                                 Container Corporation of America, 11.25%, 2004             150          161
                                 Crown Paper, 11.00%, 2005                                  645          595
                                 Florida Coast Paper, 12.75%, 2003                          110          116
                                 Four M Corporation, 12.00%, 2006                           420          434
                                 Gaylord Container Corporation, 12.75%, 2005                370          405
                                 Maxxam Group, Inc.
                                   11.25%, 2003                                             500          515
                              (b)  12.25%, 2003                                              90           75
                                 National Fiberstock, 11.625%, 2002                         420          439
                                 Owens-Illinois, Inc.
                                   11.00%, 2003                                             758          839
                                   9.75%, 2004                                              775          806
                                   9.95%, 2004                                               25           26
                                 Printpack Inc.
                                   9.875%, 2004                                              50           52
                                   10.625%, 2006                                            160          168
                                 Riverwood International
                                   10.25%, 2006                                             140          135
                                   10.875%, 2008                                            690          624
                                 Specialty Paperboard, 9.375%, 2006                         215          218
                                 Stone Container Corporation
                                   11.50%, 2006                                             140          144
                                   11.875%, 2016                                            270          284
                                 U.S. Can Corp., 10.125%, 2006                              150          157
                                 ---------------------------------------------------------------------------
                                                                                                       6,602
------------------------------------------------------------------------------------------------------------
RETAILING--1.7%                  Ameriking, 10.75%, 2006                                    100          102
                                 Brunos, 10.50%, 2005                                       585          608
                                 Cole National Group, 9.875%, 2006                          300          304
                                 Dominick's Finer Foods, 10.875%, 2005                      210          233
                                 Federated Department Stores, Inc., 10.00%, 2001          1,000        1,101
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003             655          681
                                 Guitar Center Management, 11.00%, 2006                     130          137
                                 Pathmark Stores, Inc., 11.625%, 2002                       635          658
                                 ---------------------------------------------------------------------------
                                                                                                       3,824
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--1.8%              Coinmach Corporation, 11.75%, 2005                         530          572
                                 Communication and Power Industry, Inc.,
                                   12.00%, 2005                                             140          153
                                 Computervision Corporation, 11.375%, 1999                1,090        1,142
                                 Corporate Express Inc., 9.125%, 2004                       220          222
                                 Delta Air Lines, 9.875%, 2008                              461          528
                                 Monarch Marking Systems, 12.50%, 2003                      250          279
                              (b)Transtar Holdings, L.P., 13.375%, 2003                     200          156
                                 United Airlines, 9.56%, 2018                               750          863
                                 ---------------------------------------------------------------------------
                                                                                                       3,915
                                 ---------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS
                                 (Cost: $76,439)                                                    $ 79,278
                                 ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
COMMON STOCKS--.1%                                                                  NUMBER OF SHARES   VALUE
------------------------------------------------------------------------------------------------------------
                              (c)Echostar Communications                                 4,487shs. $    121
                              (c)Grand Union Company                                    13,908           80
                              (c)Intelcom Group, Inc., warrants                          1,056           14
                              (c)Thrifty Payless Inc.                                    1,596           41
                              (c)Waxman Industries, Inc., warrants                      12,154           24
                                 ---------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost: $778)                                                            280
                                 ---------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--107.8%
                                 (Cost: $230,067)                                                    237,064
                                 ---------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(7.8%)                     (17,125)
                                 ---------------------------------------------------------------------------
                                 NET ASSETS--100%                                                   $219,939
                                 ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Variable rate security. Rate shown is effective rate on November 30, 1996 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $230,067,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $8,456,000, the gross unrealized depreciation was $1,459,000 and the net unrealized appreciation of investments was $6,997,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MULTI-MARKET INCOME TRUST

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                            ERNST & YOUNG LLP

                                        Chicago, Illinois
                                        January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $230,067)                                                                               $237,064
-------------------------------------------------------------------------------------------------------
Cash                                                                                                921
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                  729
-------------------------------------------------------------------------------------------------------
  Interest and dividends                                                                          5,125
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                243,839

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                                          23,691
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    155
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             37
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           17
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            23,900
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $219,939
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $220,403
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and foreign currency transactions          (8,124)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies       7,429
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 231
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $219,939
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($219,939 / 20,052 shares outstanding)                                                           $10.97
-------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Interest                                                                                       $ 18,091
-------------------------------------------------------------------------------------------------------
Dividends                                                                                         1,383
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                      19,474
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  1,828
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            151
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  41
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            44
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           69
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                2,133
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            17,341
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign currency transactions                     2,508
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                        56
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             2,564
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in foreign
  currencies                                                                                      2,929
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                           5,493
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ 22,834
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                             YEAR ENDED NOVEMBER 30,
                                                                            1996                  1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                  $   17,341                19,165
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    2,564                (2,719)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                          2,929                14,650
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         22,834                31,096
---------------------------------------------------------------------------------------------------------
Distribution from net investment income                                     (21,361)              (20,133)
---------------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends (119 shares
in 1996)                                                                      1,283                    --
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                  2,756                10,963
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                           217,183               206,220
---------------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment
income of $231 and $5,499, respectively)                                 $  219,939               217,183
---------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1     SIGNIFICANT
      ACCOUNTING POLICIES    DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At November 30, 1996 the Fund had $23,155,000

NOTES TO FINANCIAL STATEMENTS

                             in purchase commitments outstanding (11% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1996, amounting to approximately $7,736,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDEND TO SHAREHOLDERS. The Fund declares and pays dividends on net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,828,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $31,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996, the Fund made no direct payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $738,706

                             Proceeds from sales                         712,693

--------------------------------------------------------------------------------

4    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts to take advantage of anticipated market conditions and bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to segregate liquid assets with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At November 30, 1996, the market value of assets segregated by the Fund

NOTES TO FINANCIAL STATEMENTS

                             was $12,425,000 for the following financial futures contracts entered into by the Fund (in thousands):

                                                                         FACE        EXPIRATION    GAIN AT
                                                TYPE       POSITION     AMOUNT         MONTH       11/30/96
                                          -----------------------------------------------------------------

                                          U.S. Treasury
                                          Bond              Long       1$1,651      December '96     $87

--------------------------------------------------------------------------------
5    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself from a decline in
                             the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At November 30, 1996, the Fund had the following forward foreign currency contracts outstanding with settlement dates in December, 1996 (in thousands):

                                                             FOREIGN CURRENCY         CONTRACT AMOUNT   UNREALIZED GAIN(LOSS)
                                                             TO BE DELIVERED          IN U.S. DOLLARS        AT 11/30/96
                                          -----------------------------------------------------------------------------------

                                               1,085  Australian Dollars                  $   883               $ (30)
                                          -----------------------------------------------------------------------------------
                                               7,524  Austrian Shillings                      696                  16
                                          -----------------------------------------------------------------------------------
                                              71,764  Belgium Francs                        2,267                  50
                                          -----------------------------------------------------------------------------------
                                               2,905  British Pounds                        4,880                 (75)
                                          -----------------------------------------------------------------------------------
                                               3,664  Canadian Dollars                      2,721                  34
                                          -----------------------------------------------------------------------------------
                                               8,292  Danish Kroner                         1,409                  27
                                          -----------------------------------------------------------------------------------
                                               4,736  Dutch Guilders                        2,749                  59
                                          -----------------------------------------------------------------------------------
                                                 850  Finnish Markka                          184                   3
                                          -----------------------------------------------------------------------------------
                                              27,611  French Francs                         5,291                 137
                                          -----------------------------------------------------------------------------------
                                              12,249  German Marks                          7,976                 165
                                          -----------------------------------------------------------------------------------
                                                 187  Irish Punts                             314                  (4)
                                          -----------------------------------------------------------------------------------
                                           8,130,194  Italian Lira                          5,366                 (11)
                                          -----------------------------------------------------------------------------------
                                                 193  New Zealand Dollars                     137                  (1)
                                          -----------------------------------------------------------------------------------
                                               1,342  Norwegian Kroner                        208                   4
                                          -----------------------------------------------------------------------------------
                                              35,667  Portugese Escudos                       230                   4
                                          -----------------------------------------------------------------------------------
                                             252,011  Spanish Pesetas                       1,945                  41
                                          -----------------------------------------------------------------------------------
                                               9,802  Swedish Kroner                        1,461                  13
                                          -----------------------------------------------------------------------------------
                                                      NET UNREALIZED GAIN                                       $ 432
                                          -----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            YEAR ENDED NOVEMBER 30,
                                            1996        1995        1994        1993        1992
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year          $10.90       10.35       11.29       10.88       10.36
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .87         .96         .96        1.04        1.13
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .27         .60        (.97)        .45         .48
-------------------------------------------------------------------------------------------------------
Total from investment operations              1.14        1.56        (.01)       1.49        1.61
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     1.07        1.01         .76        1.08        1.09
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           --          --         .17          --          --
-------------------------------------------------------------------------------------------------------
Total dividends                               1.07        1.01         .93        1.08        1.09
-------------------------------------------------------------------------------------------------------
Net asset value per share, end of year      $10.97       10.90       10.35       11.29       10.88
-------------------------------------------------------------------------------------------------------
Market value per share, end of year         $10.63       10.75        9.38       11.00       10.38
-------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value                     11.12%      15.90        (.07)      14.29       16.03
-------------------------------------------------------------------------------------------------------
Based on market value                         9.14%      26.92       (6.48)      16.83       16.26
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                       .99%       1.02        1.03         .97         .99
-------------------------------------------------------------------------------------------------------
Net investment income                         8.06%       9.13        8.80        9.43       10.33
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
Net assets at end of year (in thousands)  $219,939     217,183     206,220     225,055     215,428
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        310%        271         253         240         101
-------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MULTI-MARKET INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS

STEPHEN B. TIMBERS             J. PATRICK BEIMFORD, JR.    PHILIP J. COLLORA
President and Trustee          Vice President              Vice President
                                                           Secretary

JAMES E. AKINS                 ROBERT S. CESSINE           JEROME L. DUFFY
Trustee                        Vice President              Treasurer

ARTHUR R. GOTTSCHALK           CHARLES R. MANZONI, JR
Trustee                        Vice President

FREDERICK T. KELSEY            MICHAEL A. MCNAMARA
Trustee                        Vice President

DOMINIQUE P. MORAX             JOHN E. NEAL
Trustee                        Vice President

FRED B. RENWICK                HARRY E. RESIS, JR
Trustee                        Vice President

JOHN B. TINGLEFF               JONATHAN W. TRUTTER
Trustee                        Vice President

JOHN G. WEITHERS               RICHARD L. VANDENBERG
Trustee                        Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        KEMPER SERVICE COMPANY
                                 P.O. Box 419066
                                 Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS             ERNST & YOUNG LLP
                                 233 South Wacker Drive
                                 Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER               ZURICH KEMPER INVESTMENTS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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KMMIT - 2 (1/97)   1027570
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